Commitments	12 Months Ended
Jan. 31, 2014
Commitments and Contingencies Disclosure [Abstract]
Commitments Disclosure
Note 11. Commitments
The Company has long-term leases for stores and equipment. Rentals (including amounts applicable to taxes, insurance, maintenance, other operating expenses and contingent rentals) under operating leases and other short-term rental arrangements were $2.8 billion, $2.6 billion and $2.4 billion in fiscal 2014, 2013 and 2012, respectively.
Aggregate minimum annual rentals at January 31, 2014, under non-cancelable leases are as follows:

(Amounts in millions)
Fiscal Year	Operating Leases	Capital Leases
2015	$1,734	$586
2016	1,632	558
2017	1,462	519
2018	1,314	479
2019	1,192	438
Thereafter	9,836	3,711
Total minimum rentals	$17,170	$6,291
Less estimated executory costs		60
Net minimum lease payments		6,231
Less imputed interest		3,134
Present value of minimum lease payments		$3,097

Certain of the Company's leases provide for the payment of contingent rentals based on a percentage of sales. Such contingent rentals were immaterial for fiscal 2014, 2013 and 2012. Substantially all of the Company's store leases have renewal options, some of which may trigger an escalation in rentals.
The Company has future lease commitments for land and buildings for approximately 317 future locations. These lease commitments have lease terms ranging from 4 to 40 years and provide for certain minimum rentals. If executed, payments under operating leases would increase by $49 million for fiscal 2015, based on current cost estimates.
In connection with certain long-term debt issuances, the Company could be liable for early termination payments if certain unlikely events were to occur. At January 31, 2014, the aggregate termination payment would have been $74 million. The arrangement pursuant to which this payment could be made will expire in fiscal 2019.